Exhibit 32.2

                 CERTIFICATION BY THE CO-CHIEF EXECUTIVE OFFICER
                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT


In connection with the Quarterly Report of Silgan Holdings Inc. (the "Company") on Form 10-Q for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, D. Greg Horrigan, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ D. Greg Horrigan
--------------------
D. Greg Horrigan
President and Co-Chief Executive Officer

August 6, 2004


A signed original of this written statement required by Section 906 has been provided to Silgan Holdings Inc. and will be retained by Silgan Holdings Inc. and furnished to the Securities and Exchange Commission or its staff upon request.